Exhibit 99.1

Contact:

Investors	Media
Gary Peacock	Barry Koling
(404) 658-4879	(404) 230-5268

For Immediate Release

July 12, 2004

SunTrust Reports Record Second Quarter Earnings

Strong Results Reflect Healthy Revenue Growth, Good Balance of Earnings Components

ATLANTA - SunTrust Banks, Inc. (NYSE: STI) today reported net income for the second quarter of 2004 of $364.8 million, up 10% from the $330.4 million earned in second quarter of 2003. Net income per diluted share was $1.29, up 10% from the $1.17 per diluted share earned in the second quarter of 2003.

“SunTrust’s capacity to translate the attractive demographics and high-growth profile of our markets into strong, sustainable and well-balanced earnings growth was amply demonstrated in the second quarter,” noted L. Phillip Humann, SunTrust Chairman, President and Chief Executive Officer. “Healthy revenue growth, reflecting a good balance of net interest income and fee income, coupled with excellent credit quality, produced strong bottom line results that confirm the validity of our distinctive, customer-focused business strategy.”

Mr. Humann noted that improved performance by each of SunTrust’s key business lines — retail banking, commercial banking, corporate and investment banking, mortgage banking and wealth management – contributed to the quarter’s results. Mr. Humann also said that integration planning is “well underway, on track and on schedule” for scheduled closing in the fourth quarter of the Company’s previously announced merger with Memphis-based National Commerce Financial Corporation.

For the second quarter of 2004, reported return on average total assets (ROA) was 1.15%, and return on average total equity (ROE) was 14.39%. Return on average assets less net unrealized gains on securities was 1.20% and return on average realized equity was 17.77%. The Company believes ROA and ROE excluding net unrealized gains from the Company’s securities portfolio is the more indicative performance measure in this area due to SunTrust’s ownership of 48 million shares of The Coca-Cola Company.

For the first six months of 2004, net income was $723.3 million, up 10% from the same period in 2003. Net income per diluted share was $2.55, up 9% from the first six months of 2003. ROA was 1.16%, and ROE was 14.52%. Return on average assets less net unrealized gains on securities was 1.19% and return on average realized equity was 17.61%.

Fully taxable net interest income was $885.1 million in the second quarter, up 9% from the second quarter of 2003. The net interest margin for the quarter was 3.13%, comparable to the first quarter of 2004, up from 3.05% a year ago and in line with SunTrust’s expectations.

Average loans for the second quarter were $80.9 billion, up 9% from the second quarter of 2003, and average earning assets were $113.7 billion, up 7% from the second quarter of 2003. SunTrust noted that both consumer and overall commercial loans displayed growth momentum in the second quarter despite a continued lack of demand for bank loans by large corporate borrowers.

Average consumer and commercial deposits for the second quarter were $73.2 billion, up 6% from the second quarter of 2003. Average low cost consumer and commercial deposits for the second quarter were $40.4 billion, up 14% from the second quarter of 2003.

Total noninterest income was $622.7 million for the quarter, up 4% from the second quarter of 2003. Noninterest income, excluding net securities gains, of $631.7 million in the quarter, was up 12% from the second quarter of 2003.

Net charge-offs in the second quarter were $37.6 million or 0.19% of average loans, down from 0.30% of average loans in the first quarter of 2004. SunTrust noted that the second quarter charge off level, while consistent with the Company’s generally improving credit quality picture, was nonetheless “unusually low.” The provision for loan losses was $38.8 million for the second quarter. In addition, the Company added $9.4 million to reserves for unfunded loan commitments during the quarter. This charge is reflected in “other noninterest expense.”

Nonperforming assets were $324.4 million at quarter end or 0.39% of loans, other real estate owned and repossessed assets, down from $331.9 million as of March 31, 2004. Nonperforming assets at June 30, 2004 included $301.1 million in nonperforming loans, $14.2 million in other real estate owned and $9.1 million in other repossessed assets. The allowance for loan losses at June 30, 2004 was $943.7 million and represented 1.14% of period-end loans and 313.4% of nonperforming loans. SunTrust’s nonperforming asset levels continue to compare very favorably with the most recently published industry averages.

Total noninterest expense in the second quarter was $928.4 million, up 11% from the second quarter of 2003. Excluding incremental incentive compensation costs related to higher business volumes and the expense to reserve for unfunded loan commitments in the second quarter of 2004, expenses for the quarter were held to first quarter levels.

At June 30, 2004, SunTrust had total assets of $128.1 billion. Equity capital of $10.0 billion represented 7.8% of total assets. Book value per share was $35.49, up 9% from June 30, 2003.

To view the corresponding financial tables and information, please refer to the Investor Relations section located under “About SunTrust” on our Web site at www.suntrust.com. This information may also be directly accessed via the quick link entitled “2nd Quarter Earnings Release” located at the lower right hand corner of the SunTrust homepage.

SunTrust management will host a conference call on July 12, 2004 at 8:30 a.m. (Eastern Time) to review earnings and performance trends. Individuals are encouraged to call in beginning at 8:15 a.m. (Eastern Time) by dialing 1-888-822-9863 (Passcode: 2Q04; Leader: Gary Peacock.). Individuals calling from outside the United States should dial 1-484-630-1854 (Passcode: 2Q04; Leader: Gary Peacock). A replay of the call will be available beginning July 12, 2004 and ending July 26, 2004 at 5:00 p.m. (Eastern Time) by dialing 1-800-282-5736 (domestic) or 1-402-220-9727 (international).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under “Investor Relations” located under “About SunTrust” or may be accessed directly from the SunTrust home page by clicking on the earnings related link, “2nd Quarter Earnings Release”. Beginning the afternoon of July 12, 2004, listeners may access an archived version of the presentation in the “Webcasts and Presentations” subsection found under “Investor Relations”. A link to the Investor Relations page is also found in the footer of the SunTrust home page.

SunTrust Banks, Inc., headquartered in Atlanta, is one of the nation’s largest commercial banking organizations. The Company operates through an extensive distribution network primarily in Florida, Georgia, Maryland, Tennessee, Virginia and the District of Columbia and also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust’s Internet address is www.suntrust.com.

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The information provided herein, including related questions and answers, may contain forward looking statements. Statements that are not historical facts, including statements about SunTrust’s beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by SunTrust’s management, and on information currently available to such management. The forward-looking statements are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “plans,” “estimates,” or similar expressions or future conditional verbs such as “will,” “should,” “would,” and “could.” Forward-looking statements speak only as of the date they are made, and SunTrust undertakes no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. Management cautions that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Examples of such factors include, but are not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; changes in the securities markets; changes in regulatory requirements; competitive pressures and changes in the economy. For a more thorough discussion of factors that could impact actual results, see the “A Warning About Forward-Looking Information” section of SunTrust’s 2003 annual report filed on Form 10-K with the SEC. For further information regarding SunTrust, please read the SunTrust reports filed with the SEC and available at www.sec.gov.

This press release could include some non-GAAP measures to describe our Company’s performance. The reconciliation of those measures to GAAP measures can be found in the financial information contained at the end of this press release.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended			% Change	Six Months Ended		% Change
	2004		2003		2004	2003
EARNINGS & DIVIDENDS
Period Ended June 30 (Dollars in millions except per share data)

Net income	$364.8		$330.4	10.4%	$723.3	$658.2	9.9%
Total revenue	1,507.7		1,407.2	7.1	2,966.7	2,787.9	6.4
Total revenue excluding securities gains and losses[1]	1,516.8		1,376.0	10.2	2,970.8	2,714.6	9.4

Earnings per share
Diluted	$1.29		$1.17	10.3	$2.55	$2.34	9.0
Basic	1.31		1.19	10.1	2.59	2.37	9.3
Dividends paid per common share	0.50		0.45	11.1	1.00	0.90	11.1
Average shares outstanding (000s)
Diluted	283,116		280,287	1.0	283,320	280,806	0.9
Basic	279,840		277,397	0.9	279,682	278,011	0.6

KEY RATIOS
Return on average total assets	1.15%		1.11%	3.6%	1.16%	1.12%	3.6%
Return on average assets less net unrealized gains on securities[2]	1.20		1.06	13.2	1.19	1.06	12.3
Return on average total equity	14.39		14.95	(3.7)	14.52	15.04	(3.5)
Return on average realized equity[2]	17.77		16.77	6.0	17.61	16.71	5.4
Total average shareholders’ equity to total average assets	8.01		7.42	8.0	7.98	7.42	7.5
Net interest margin[3]	3.13		3.05	2.6	3.13	3.13	—
Efficiency ratio[3]	61.58		59.53	3.4	61.29	59.40	3.2

Period Ended June 30
Book value per share	35.49		32.62	8.8
Tier 1 capital ratio	8.20	[4]	7.44	10.2
Total capital ratio	12.00	[4]	11.38	5.4
Tier 1 leverage ratio	7.60	[4]	7.27	4.5

CONDENSED BALANCE SHEETS (Dollars in millions)
Average Balances
Securities available for sale	$26,035		$22,952	13.4%	$25,721	$23,103	11.3%
Loans held for sale	6,141		8,255	(25.6)	5,729	8,151	(29.7)
Loans	80,936		74,311	8.9	80,421	73,684	9.1
Other earning assets	3,349		3,381	(0.9)	3,169	3,296	(3.9)
Allowance for loan losses	(954)		(952)	0.2	(954)	(947)	0.7
Intangible assets	1,760		1,586	11.0	1,730	1,570	10.2
Other assets	10,020		9,915	1.1	9,755	10,008	(2.5)

Total assets	$127,287		$119,448	6.6	$125,571	$118,865	5.6

Consumer and commercial deposits	$73,166		$69,097	5.9	$71,764	$68,286	5.1
Purchased liabilities[5]	21,322		23,005	(7.3)	22,118	23,386	(5.4)
Long-term debt	16,784		11,860	41.5	16,099	11,822	36.2
Other liabilities	5,821		6,622	(12.1)	5,573	6,545	(14.9)

Total liabilities	117,093		110,584	5.9	115,554	110,039	5.0
Shareholder’s equity	10,194		8,864	15.0	10,017	8,826	13.5

Total liabilities and shareholders’ equity	$127,287		$119,448	6.6	$125,571	$118,865	5.6

Period Ended June 30
Securities available for sale	$25,588		$22,211	15.2
Loans held for sale	5,031		9,037	(44.3)
Loans	82,540		75,262	9.7
Other earning assets	3,504		4,283	(18.2)
Allowance for loan losses	(944)		(941)	0.3
Intangible assets	1,886		1,676	12.5
Other assets	10,530		9,329	12.9

Total assets	$128,135		$120,857	6.0

Consumer and commercial deposits	$73,855		$71,133	3.8
Purchased liabilities[5]	21,212		22,228	(4.6)
Long-term debt	17,441		11,990	45.5
Other liabilities	5,592		6,328	(11.6)

Total liabilities	118,100		111,679	5.7
Shareholder’s equity	10,035		9,179	9.3

Total liabilities and shareholders’ equity	$128,135		$120,858	6.0

[1]	SunTrust presents total revenue excluding realized securities gains and losses. The Company believes total revenue without securities gains and losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. See Appendix A for a reconcilement of this non-GAAP performance measure.
[2]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity.

The foregoing numbers reflect primarily adjustments to remove the effects of the Company’s securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security.

See Appendix A for a reconcilement of these non-GAAP performance measures.

[3]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
[4]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.
[5]	Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change	Six Months Ended		% Change
	2004	2003		2004	2003
CREDIT DATA (Dollars in thousands)
Period Ended June 30
Allowance for loan losses - beginning	$942,523	$931,080	1.2%	$941,922	$930,114	1.3%
Allowance from acquisitions and other activity - net	—	9,324	(100.0)	—	9,324	(100.0)
Provision for loan losses	38,751	82,662	(53.1)	98,139	163,465	(40.0)
Net charge-offs
Consumer	21,990	24,702	(11.0)	48,080	60,476	(20.5)
Real estate	8,062	4,607	75.0	18,836	6,901	172.9
Commercial	7,504	52,868	(85.8)	29,427	94,637	(68.9)

Allowance for loan losses - ending	$943,718	$940,889	0.3	$943,718	$940,889	0.3

Total net charge-offs	$37,556	$82,177	(54.3)	$96,343	$162,014	(40.5)
Net charge-offs to average loans	0.19%	0.44%	(56.8)	0.24%	0.44%	(45.5)
Period Ended June 30
Nonaccrual loans	$282,909	$480,582	(41.1)
Restructured loans	18,189	2,500	627.6

Total nonperforming loans	301,098	483,082	(37.7)
Other real estate owned (OREO)	14,246	20,887	(31.8)
Other repossessed assets	9,076	11,421	(20.5)

Total nonperforming assets	$324,420	$515,390	(37.1)

Total nonperforming loans to total loans	0.36%	0.64%	(43.8)
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.39	0.68	(42.6)
Allowance to period-end loans	1.14	1.25	(8.8)
Allowance to nonperforming loans	313.4	194.8	60.9

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	As of June 30		Increase/(Decrease)
	2004	2003	Amount	%
ASSETS

Cash and due from banks	$4,068,693	$4,098,009	$(29,316)	(0.7	) %
Interest-bearing deposits in other banks	17,196	8,701	8,495	97.6
Trading assets	1,807,320	2,122,225	(314,905)	(14.8)

Securities available for sale[1]	25,587,978	22,211,036	3,376,942	15.2
Funds sold and securities purchased under agreements to resell	1,679,403	2,151,606	(472,203)	(21.9)
Loans held for sale	5,030,617	9,037,490	(4,006,873)	(44.3)

Loans	82,540,230	75,261,756	7,278,474	9.7
Allowance for loan losses	(943,718)	(940,889)	(2,829)	0.3

Net loans	81,596,512	74,320,867	7,275,645	9.8

Goodwill	1,164,846	1,059,720	105,126	9.9
Other intangible assets	721,428	616,137	105,291	17.1
Other assets	6,461,055	5,231,508	1,229,547	23.5

Total Assets[2]	$128,135,048	$120,857,299	$7,277,749	6.0

LIABILITIES

Noninterest-bearing consumer and commercial deposits	$20,610,429	$19,077,066	$1,533,363	8.0
Interest-bearing consumer and commercial deposits	53,244,549	52,055,755	1,188,794	2.3

Total consumer and commercial deposits	73,854,978	71,132,821	2,722,157	3.8
Brokered deposits	4,050,525	3,207,876	842,649	26.3
Foreign deposits	7,623,200	2,934,963	4,688,237	159.7

Total deposits	85,528,703	77,275,660	8,253,043	10.7

Funds purchased and securities sold under agreements to repurchase	8,099,685	15,089,770	(6,990,085)	(46.3)
Other short-term borrowings	1,438,908	995,147	443,761	44.6
Long-term debt	17,441,487	11,989,592	5,451,895	45.5
Trading liabilities	1,072,125	1,179,121	(106,996)	(9.1)
Other liabilities	4,519,473	5,149,306	(629,833)	(12.2)

Total liabilities	118,100,381	111,678,596	6,421,785	5.8

SHAREHOLDERS’ EQUITY

Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	294,163	294,163	—	—
Additional paid in capital	1,297,555	1,288,657	8,898	0.7
Retained earnings	7,590,411	6,727,923	862,488	12.8
Treasury stock and other	(625,137)	(696,517)	71,380	(10.2)
Accumulated other comprehensive income	1,477,675	1,564,477	(86,802)	(5.5)

Total shareholders’ equity	10,034,667	9,178,703	855,964	9.3

Total Liabilities and Shareholders’ Equity	$128,135,048	$120,857,299	$7,277,749	6.0

Common shares outstanding	282,726,614	281,392,725	1,333,889	0.5
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	11,436,143	12,770,032	(1,333,889)	(10.4)

[1]Includes net unrealized gains of:	$2,258,984	$2,474,229	$(215,245)	(8.7)
[2]Includes earning assets of:	114,403,760	108,318,585	6,085,175	5.6

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

	Three Months Ended				Six Months Ended
	June 30		Increase/(Decrease)		June 30		Increase/(Decrease)
	2004	2003	Amount	%	2004	2003	Amount	%
Interest income	$1,188,074	$1,174,040	$14,034	1.2%	$2,361,938	$2,392,161	$(30,223)	(1.3)%
Interest expense	315,645	374,527	(58,882)	(15.7)	637,861	770,178	(132,317)	(17.2)

NET INTEREST INCOME	872,429	799,513	72,916	9.1	1,724,077	1,621,983	102,094	6.3
Provision for loan losses	38,751	82,662	(43,911)	(53.1)	98,139	163,465	(65,326)	(40.0)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	833,678	716,851	116,827	16.3	1,625,938	1,458,518	167,420	11.5

NONINTEREST INCOME

Service charges on deposit accounts	168,704	157,954	10,750	6.8	331,922	315,775	16,147	5.1
Trust and investment management income	140,366	124,215	16,151	13.0	276,584	245,010	31,574	12.9
Retail investment services	49,839	41,991	7,848	18.7	95,577	79,459	16,118	20.3
Other charges and fees	94,766	82,574	12,192	14.8	187,513	160,845	26,668	16.6
Investment banking income	54,330	57,167	(2,837)	(5.0)	99,143	90,979	8,164	9.0
Trading account profits and commissions	31,034	29,583	1,451	4.9	60,424	60,376	48	0.1
Credit card and other fees	37,721	32,376	5,345	16.5	69,415	61,049	8,366	13.7
Other noninterest income	54,953	39,694	15,259	38.4	101,294	57,681	43,613	75.6
Securities (losses)/gains	(9,048)	31,238	(40,286)	(129.0)	(4,121)	73,277	(77,398)	(105.6)

Total noninterest income	622,665	596,792	25,873	4.3	1,217,751	1,144,451	73,300	6.4

NONINTEREST EXPENSE

Personnel expense	520,922	482,599	38,323	7.9	1,027,718	956,324	71,394	7.5
Net occupancy expense	61,629	58,563	3,066	5.2	123,488	116,285	7,203	6.2
Outside processing and software	70,619	61,022	9,597	15.7	136,245	118,076	18,169	15.4
Equipment expense	45,740	44,546	1,194	2.7	90,825	88,016	2,809	3.2
Marketing and customer development	31,655	25,583	6,072	23.7	61,874	50,462	11,412	22.6
Amortization of intangible assets	14,590	15,208	(618)	(4.1)	30,230	31,925	(1,695)	(5.3)
Other noninterest expense	183,294	150,207	33,087	22.0	347,817	294,869	52,948	18.0

Total noninterest expense	928,449	837,728	90,721	10.8	1,818,197	1,655,957	162,240	9.8

INCOME BEFORE INCOME TAXES	527,894	475,915	51,979	10.9	1,025,492	947,012	78,480	8.3
Provision for income taxes	163,057	145,556	17,501	12.0	302,178	288,805	13,373	4.6

NET INCOME	$364,837	$330,359	$34,478	10.4	$723,314	$658,207	$65,107	9.9

Net interest income (taxable-equivalent)[1]	$885,066	$810,415	$74,651	9.2	$1,748,970	$1,643,428	$105,542	6.4

Earnings per share
Diluted	1.29	1.17	0.12	10.3	2.55	2.34	0.21	9.0
Basic	1.31	1.19	0.12	10.1	2.59	2.37	0.22	9.3

Cash dividends paid per common share	0.50	0.45	0.05	11.1	1.00	0.90	0.10	11.1
Average shares outstanding (000s)
Diluted	283,116	280,287	2,829	1.0	283,320	280,806	2,514	0.9
Basic	279,840	277,397	2,443	0.9	279,682	278,011	1,671	0.6

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

						Six Months Ended
	2nd Quarter 2004	1st Quarter 2004	4th Quarter 2003	3rd Quarter 2003	2nd Quarter 2003	June 30 2004	June 30 2003
RESULTS OF OPERATIONS (Dollars in thousands, except per share data)

Net interest income	$872,429	$851,648	$865,520	$832,800	$799,513	$1,724,077	$1,621,983
Provision for loan losses	38,751	59,388	70,286	79,799	82,662	98,139	163,465

Net credit income	833,678	792,260	795,234	753,001	716,851	1,625,938	1,458,518
Securities (losses)/gains	(9,048)	4,927	19,501	31,098	31,238	(4,121)	73,277
Other noninterest income	631,713	590,159	564,571	543,380	565,554	1,221,872	1,071,174

Net credit and noninterest income	1,456,343	1,387,346	1,379,306	1,327,479	1,313,643	2,843,689	2,602,969
Noninterest expense	928,449	889,748	884,794	859,865	837,728	1,818,197	1,655,957

Income before income taxes	527,894	497,598	494,512	467,614	475,915	1,025,492	947,012
Provision for income taxes	163,057	139,121	152,005	136,031	145,556	302,178	288,805

Net Income	$364,837	$358,477	$342,507	$331,583	$330,359	$723,314	$658,207

Net interest income (taxable-equivalent)	$885,066	$863,904	$877,501	$844,388	$810,415	$1,748,970	$1,643,428
Total revenue	1,507,731	1,458,990	1,461,573	1,418,866	1,407,207	2,966,721	2,787,879
Total revenue excluding securities gains and losses[1]	1,516,779	1,454,063	1,442,072	1,387,768	1,375,969	2,970,842	2,714,602

Earnings per share
Diluted	$1.29	$1.26	$1.21	$1.18	$1.17	$2.55	$2.34
Basic	1.31	1.28	1.23	1.19	1.19	2.59	2.37

Dividends paid per common share	0.50	0.50	0.45	0.45	0.45	1.00	0.90
Average shares outstanding (000s)
Diluted	283,116	283,523	282,537	281,567	280,287	283,320	280,806
Basic	279,840	279,523	278,852	278,296	277,397	279,682	278,011

SELECTED AVERAGE BALANCES (Dollars in millions)
Total assets	$127,287	$123,854	$124,756	$126,702	$119,448	$125,571	$118,865
Earning assets	113,657	111,038	112,730	112,329	106,606	112,348	105,931
Unrealized gains on securities available for sale	2,804	2,580	2,364	2,402	2,293	2,692	2,302
Loans	80,936	79,905	79,370	77,733	74,311	80,421	73,684
Interest-bearing liabilities	90,680	89,792	91,213	90,464	86,414	90,236	86,623
Total deposits	83,320	80,362	81,082	81,373	79,804	81,841	78,831
Shareholders’ equity	10,194	9,840	9,436	9,237	8,864	10,017	8,826

SELECTED RATIOS
Net interest margin[2]	3.13%	3.13%	3.09%	2.98%	3.05%	3.13%	3.13%
Return on average total assets	1.15	1.16	1.09	1.04	1.11	1.16	1.12
Return on average assets less net unrealized gains on securities[3]	1.20	1.18	1.07	0.99	1.06	1.19	1.06
Return on average total equity	14.39	14.65	14.40	14.24	14.95	14.52	15.04
Return on average realized equity[3]	17.77	17.44	16.50	16.02	16.77	17.61	16.71

CREDIT DATA (Dollars in thousands)
Allowance for loan losses - beginning	$942,523	$941,922	$941,423	$940,889	$931,080	$941,922	$930,114
Allowance from acquisitions and other activity - net	—	—	—	—	9,324	—	9,324
Provision for loan losses	38,751	59,388	70,286	79,799	82,662	98,139	163,465
Net charge-offs	37,556	58,787	69,787	79,265	82,177	96,343	162,014

Allowance for loan losses-ending	$943,718	$942,523	$941,922	$941,423	$940,889	$943,718	$940,889

Net charge-offs to average loans	0.19%	0.30%	0.35%	0.40%	0.44%	0.24%	0.44%
Period Ended
Nonaccrual loans	$282,909	$283,918	$336,587	$423,320	$480,582
Restructured loans	18,189	18,661	14,782	9,241	2,500

Total nonperforming loans	301,098	302,579	351,369	432,561	483,082
Other real estate owned (OREO)	14,246	18,380	16,458	19,607	20,887
Other repossessed assets	9,076	10,953	10,270	11,637	11,421

Total nonperforming assets	$324,420	$331,912	$378,097	$463,805	$515,390

Total nonperforming loans to total loans	0.36%	0.38%	0.44%	0.55%	0.64%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.39	0.42	0.47	0.59	0.68
Allowance to period-end loans	1.14	1.19	1.17	1.19	1.25
Allowance to nonperforming loans	313.4	311.5	268.1	217.6	194.8

[1]	SunTrust presents total revenue excluding realized securities gains and losses. The Company believes total revenue without securities gains and losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven.

See Appendix A for a reconcilement of this non-GAAP performance measure.

[2]	The net interest margin is presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
[3]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. The foregoing numbers reflect primarily adjustments to remove the effects of the Company’s securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security. See Appendix A for a reconcilement of these non-GAAP performance measures.

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES,

AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended
	June 30, 2004			June 30, 2003
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
Assets
Loans:
Real estate 1-4 family	$18,870.1	$235.9	5.00%	$15,064.2	$224.1	5.95%
Real estate construction	4,558.9	49.5	4.37	4,057.8	47.7	4.72
Real estate equity	7,619.1	78.1	4.12	5,874.6	66.1	4.51
Real estate commercial	9,426.0	106.2	4.53	9,192.9	115.7	5.05
Commercial	27,510.8	247.4	3.62	27,810.4	263.9	3.81
Business credit card	151.0	2.5	6.55	126.4	2.1	6.84
Consumer - direct	3,576.9	41.6	4.68	3,693.7	47.5	5.16
Consumer - indirect	8,938.3	126.6	5.70	7,993.1	139.0	6.98
Nonaccrual and restructured	285.3	5.8	8.14	498.4	3.0	2.39

Total loans	80,936.4	893.6	4.44	74,311.5	909.1	4.91
Securities available for sale:
Taxable	22,781.2	213.7	3.75	20,276.8	152.1	3.00
Tax-exempt	449.7	6.5	5.81	381.4	6.2	6.53

Total securities available for sale	23,230.9	220.2	3.79	20,658.2	158.3	3.07
Funds sold and securities purchased under agreement to resell	1,562.8	4.1	1.04	1,476.2	4.3	1.17
Loans held for sale	6,141.2	76.8	5.01	8,255.4	108.4	5.25
Interest-bearing deposits	17.9	—	0.76	10.7	0.1	1.27
Trading assets	1,767.9	6.0	1.36	1,894.4	4.7	0.99

Total earning assets	113,657.1	1,200.7	4.25	106,606.4	1,184.9	4.46
Allowance for loan losses	(953.7)			(952.0)
Cash and due from banks	3,732.5			3,300.5
Premises and equipment	1,617.4			1,582.1
Other assets	6,430.3			6,617.6
Unrealized gains on securities available for sale	2,803.9			2,293.4

Total assets	$127,287.5			$119,448.0

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
NOW accounts	$12,811.6	$13.4	0.42%	$11,576.8	$13.6	0.47%
Money Market accounts	22,367.4	42.9	0.77	22,284.1	57.0	1.03
Savings	6,990.9	12.7	0.73	6,253.3	12.7	0.82
Consumer time	6,988.0	34.5	1.98	8,039.4	51.7	2.58
Other time	3,416.6	19.7	2.32	3,395.4	23.1	2.73

Total interest-bearing consumer and commercial deposits	52,574.5	123.2	0.94	51,549.0	158.1	1.23
Brokered deposits	3,668.2	17.1	1.84	3,573.5	30.7	3.40
Foreign deposits	6,485.7	17.1	1.04	7,133.7	22.2	1.23

Total interest-bearing deposits	62,728.4	157.4	1.01	62,256.2	211.0	1.36
Funds purchased and securities sold under agreements to repurchase	10,163.3	19.9	0.78	11,694.4	29.8	1.01
Other short-term borrowings	1,004.6	3.6	1.44	603.2	1.8	1.17
Long-term debt	16,784.1	134.7	3.23	11,860.1	131.9	4.46

Total interest-bearing liabilities	90,680.4	315.6	1.40	86,413.9	374.5	1.74
Noninterest-bearing deposits	20,591.6			17,548.1
Other liabilities	5,821.3			6,621.9
Shareholders’ equity	10,194.2			8,864.1

Total liabilities and shareholders’ equity	$127,287.5			$119,448.0

Interest rate spread			2.85%			2.72%

Net Interest Income		$885.1			$810.4

Net Interest Margin			3.13%			3.05%

	Six Months Ended
	June 30, 2004			June 30, 2003
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
Assets
Loans:
Real estate 1-4 family	$18,314.0	$466.4	5.09%	$14,844.6	$454.4	6.12%
Real estate construction	4,552.6	98.8	4.36	4,002.9	95.2	4.79
Real estate equity	7,365.5	152.0	4.15	5,647.5	127.7	4.56
Real estate commercial	9,360.5	213.1	4.58	9,149.3	233.5	5.15
Commercial	27,987.5	497.6	3.58	27,824.0	534.3	3.87
Business credit card	145.5	4.8	6.64	123.1	4.3	7.04
Consumer - direct	3,555.0	83.8	4.74	3,724.3	97.2	5.26
Consumer - indirect	8,832.9	256.9	5.85	7,852.8	278.2	7.14
Nonaccrual and restructured	307.2	11.8	7.71	515.6	5.6	2.20

Total loans	80,420.7	1,785.2	4.46	73,684.1	1,830.4	5.01
Securities available for sale:
Taxable	22,621.9	426.6	3.77	20,414.8	333.4	3.27
Tax-exempt	407.1	12.2	5.99	385.7	12.6	6.55

Total securities available for sale	23,029.0	438.8	3.81	20,800.5	346.0	3.33
Funds sold and securities purchased under agreement to resell	1,401.7	7.4	1.05	1,474.6	9.0	1.21
Loans held for sale	5,728.6	144.0	5.03	8,150.7	219.4	5.38
Interest-bearing deposits	16.6	0.1	0.80	11.2	0.1	1.21
Trading assets	1,751.1	11.3	1.30	1,810.4	8.7	0.97

Total earning assets	112,347.7	2,386.8	4.27	105,931.5	2,413.6	4.59
Allowance for loan losses	(953.7)			(947.0)
Cash and due from banks	3,551.8			3,387.5
Premises and equipment	1,614.7			1,592.7
Other assets	6,318.0			6,598.3
Unrealized gains on securities available for sale	2,692.1			2,302.4

Total assets	$125,570.6			$118,865.4

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
NOW accounts	$12,571.8	$25.1	0.40%	$11,452.4	$28.4	0.50%
Money Market accounts	22,252.1	85.2	0.77	22,071.4	117.4	1.07
Savings	6,662.6	22.9	0.69	6,236.0	26.7	0.86
Consumer time	7,128.4	72.1	2.03	8,236.2	112.7	2.76
Other time	3,404.5	39.6	2.34	3,418.7	39.1	2.31

Total interest-bearing consumer and commercial deposits	52,019.4	244.9	0.95	51,414.7	324.3	1.27
Brokered deposits	3,785.6	39.6	2.07	3,743.1	64.7	3.44
Foreign deposits	6,291.7	33.5	1.05	6,801.4	42.2	1.23

Total interest-bearing deposits	62,096.7	318.0	1.03	61,959.2	431.2	1.40
Funds purchased and securities sold under agreements to repurchase	10,169.4	39.7	0.77	12,166.9	62.3	1.02
Other short-term borrowings	1,871.5	14.6	1.57	674.8	3.9	1.16
Long-term debt	16,098.5	265.5	3.32	11,821.7	272.8	4.65

Total interest-bearing liabilities	90,236.1	637.8	1.42	86,622.6	770.2	1.79
Noninterest-bearing deposits	19,744.2			16,871.7
Other liabilities	5,573.1			6,545.6
Shareholders’ equity	10,017.2			8,825.5

Total liabilities and shareholders’ equity	$125,570.6			$118,865.4

Interest rate spread			2.85%			2.80%

Net Interest Income		$1,749.0			$1,643.4

Net Interest Margin			3.13%			3.13%

SunTrust Banks, Inc. and Subsidiaries

RECONCILEMENT OF NON-GAAP MEASURES

APPENDIX A TO THE PRESS RELEASE

	Quarter - to - Quarter Comparison					YTD Comparison
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	June 30
	2004	2004	2003	2003	2003	2004	2003
NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE (Dollars in thousands)

Net income	$364,837	$358,477	$342,507	$331,583	$330,359	$723,314	$658,207
Securities losses/(gains), net of tax	9,048	(4,927)	(19,501)	(31,098)	(31,238)	4,121	(73,277)

Net income excluding securities gains and losses	$373,885	$353,550	$323,006	$300,485	$299,121	$727,435	$584,930

Total average assets	$127,287,458	$123,853,747	$124,756,099	$126,701,810	$119,448,042	$125,570,602	$118,865,352
Average net unrealized gains on securities	(2,803,917)	(2,580,304)	(2,363,948)	(2,401,899)	(2,293,359)	(2,692,110)	(2,302,444)

Average assets less net unrealized gains on securities	$124,483,541	$121,273,443	$122,392,151	$124,299,911	$117,154,683	$122,878,492	$116,562,908

Total average equity	$10,194,201	$9,840,282	$9,435,794	$9,236,849	$8,864,063	$10,017,242	$8,825,530
Average other comprehensive income	(1,804,833)	(1,645,712)	(1,503,355)	(1,526,448)	(1,450,356)	(1,725,273)	(1,456,871)

Total average realized equity	$8,389,368	$8,194,570	$7,932,439	$7,710,401	$7,413,707	$8,291,969	$7,368,659

Return on average total assets	1.15%	1.16%	1.09%	1.04%	1.11%	1.16%	1.12%
Impact of excluding net unrealized securities gains	0.05	0.02	(0.02)	(0.05)	(0.05)	0.03	(0.06)

Return on average total assets less net unrealized gains on securities [1]	1.20%	1.18%	1.07%	0.99%	1.06%	1.19%	1.06%

Return on average total shareholders’ equity	14.39%	14.65%	14.40%	14.24%	14.95%	14.52%	15.04%
Impact of excluding net unrealized securities gains	3.38	2.79	2.10	1.78	1.82	3.09	1.67

Return on average realized shareholders’ equity [2]	17.77%	17.44%	16.50%	16.02%	16.77%	17.61%	16.71%

Net interest income	$872,429	$851,648	$865,520	$832,800	$799,513	$1,724,077	$1,621,983
FTE adjustment	12,637	12,256	11,981	11,588	10,902	24,893	21,445

Net interest income - FTE	885,066	863,904	877,501	844,388	810,415	1,748,970	1,643,428
Noninterest income	622,665	595,086	584,072	574,478	596,792	1,217,751	1,144,451

Total revenue	1,507,731	1,458,990	1,461,573	1,418,866	1,407,207	2,966,721	2,787,879
Securities losses/(gains)	9,048	(4,927)	(19,501)	(31,098)	(31,238)	4,121	(73,277)

Total revenue excluding securities gains and losses	$1,516,779	$1,454,063	$1,442,072	$1,387,768	$1,375,969	$2,970,842	$2,714,602

	Quarter - to - Quarter Comparison
	2nd Quarter 2004	1st Quarter 2004	Change %[4]
NON-GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS [3] (Dollars in millions)

Average loans - reported	$80,936	$79,905	1.3
Impact of Three Pillars	—	(1,430)

Average loans excluding Three Pillars	$80,936	$78,475	3.1

Average earning assets - reported	$113,657	$111,038	2.4
Impact of Three Pillars	—	(1,715)

Average earning assets excluding Three Pillars	$113,657	$109,323	4.0

Average commercial loans - reported	$27,511	$28,464	(3.3)
Impact of Three Pillars	—	(1,430)

Average commercial loans excluding Three Pillars	$27,511	$27,034	1.8

Average commercial loan yield - reported	3.62%	3.54%	2.3
Impact of Three Pillars	—	0.06

Average commercial loan yield excluding Three Pillars	3.62%	3.60%	0.6

Net interest margin - reported	3.13%	3.13%	—
Impact of Three Pillars	—	0.04

Net interest margin excluding Three Pillars	3.13%	3.17%	(1.3)

	Quarter - to - Quarter Comparison
	2nd Quarter 2004	1st Quarter 2004	Change %[4]	2nd Quarter 2004	2nd Quarter 2003	Change %
REVENUE AND EXPENSE GROWTH RATES (Dollars in thousands)

Total revenue excluding securities gains and losses				$1,516,779	$1,375,969	10.2

Total noninterest expense				$928,449	$837,728	10.8
Expense for unfunded loan commitments				(9,424)	—

Adjusted noninterest expense				$919,025	$837,728	9.7

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT (Dollars in thousands)

Demand deposits	$20,591,615	$18,896,711	9.0	$20,591,615	$17,548,140	17.3
NOW/money market	12,811,554	12,332,083	3.9	12,811,554	11,576,819	10.7
Savings	6,990,929	6,334,231	10.4	6,990,929	6,253,304	11.8

Total average low cost consumer and commercial deposits	$40,394,098	$37,563,025	7.5	$40,394,098	$35,378,263	14.2

[1]	Computed by dividing annualized net income, excluding tax effected securities gains and losses, by average assets less net unrealized gains on securities.
[2]	Computed by dividing annualized net income, excluding tax effected securities gains and losses, by average realized shareholder’s equity.
[3]	Under the provisions of FASB Interpretation No. 46, SunTrust consolidated its commercial paper conduit, Three Pillars, effective July 1, 2003. As of March 1, 2004, Three Pillars was restructured and deconsolidated. Adjustments were made to reported figures for comparability purposes.
[4]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

Appendix A